Exhibit 10.28

AMENDMENT NO. 2 TO
AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 2, dated as of January 18, 2013 (this “Amendment”) to the Amended and Restated Credit Agreement dated as of November 25, 2009 and amended and restated as of June 3, 2011, as further amended by Amendment No. 1, dated as of June 14, 2012 (as so amended, the “Existing Credit Agreement”) among Cloud Peak Energy Resources LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party thereto, each Lender from time to time party thereto (the “Lenders”), each Issuing Bank party thereto and Morgan Stanley Senior Funding, Inc., as Administrative Agent (the “Administrative Agent”) and Swingline Lender.  Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Existing Credit Agreement as amended by this Amendment (as so amended, the “Credit Agreement”).

RECITALS:

The Borrower has requested certain amendments to the Existing Credit Agreement on behalf of itself and the other Loan Parties, and the other parties hereto are willing, on and subject to the terms and conditions set forth herein, to effect such amendments.

Therefore, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.   Amendment To Asset Sales Covenant.   Section 6.05 of the Existing Credit Agreement is hereby amended by (1) relabeling existing clause (f) thereof as clause (g) and (2) adding the following as a new clause (f) after existing clause (e):

“(f)                             the sale or other Disposition of Receivables and related property by the Borrower or any Restricted Subsidiary to a Securitization Subsidiary in connection with a Permitted Receivables Financing; and”

SECTION 2.   Amendment To Restricted Payments Covenant.   Section 6.07(f) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“(f)                             each Subsidiary may make Restricted Payments payable, on a pro rata basis or on a basis more favorable to the Borrower and the Restricted Subsidiaries, to all holders of any class of Equity Interests of such Subsidiary at least 50% of which is held, directly or indirectly through other Restricted Subsidiaries, by the Borrower;”

SECTION 3.   Amendment To Transactions with Affiliates Covenant.   Section 6.08 of the Existing Credit Agreement is hereby amended by (1) deleting the word “and” at the end of clause (f); (2) replacing the period at the end of clause (g) with “; and”; and (3) adding the following as a new clause (h) after existing clause (g):

“(h)                           transactions entered by the Borrower or any Restricted Subsidiary with  a Securitization Subsidiary in connection with a Permitted Receivables Financing;”

SECTION 4.    Amendments To Restrictive Agreements Covenant.  Section 6.09 is hereby amended by modifying clause (b) thereof in its entirety to read as follows:

“(b)                           the ability of any Restricted Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any Restricted Subsidiary or to Guarantee Debt of the Borrower or any Restricted Subsidiary;”

SECTION 5.  Consent and Direction to Amend Security Agreement.  The Required Lenders hereby consent to the amendment to the Security Agreement attached hereto as Exhibit A (the “Security Agreement Amendment”; and together with this Amendment, the “Amendments”) and hereby authorize and direct the Administrative Agent to execute and deliver the Security Agreement Amendment on the Amendment Effective Date (as defined below).  The Security Agreement and Credit Agreement, each as amended, are referred to together as the “Amended Loan Documents”; and the Security Agreement as in effect immediately prior to giving effect to the Security Agreement Amendment is referred to as the “Existing Security Agreement”.

SECTION 6.  Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each other party hereto that as of the date hereof and as of the Amendment Effective Date with respect to itself and each other Credit Party:

(a)                       Each of the execution and delivery of the Amendments and the performance of the Amended Loan Documents is within its corporate or limited liability company powers and has been duly authorized by all necessary corporate or limited liability company action and, if required, stockholder or member action.  The Amendments have been duly executed and delivered by each Credit Party.  Each of the Amendments and each Amended Loan Document is a legal, valid and binding obligation of each Credit Party, in each case enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)                       The entry into the Amendments and the performance of the transactions contemplated hereunder and by the Amended Loan Documents (a) do not require any consent or approval of, registration or filing with, or other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect in all material respects, (ii) filings, consents and notices necessary to perfect or acknowledge, to the fullest extent possible, the Transaction Liens and (iii) notices required under the Mining Permits (including to the Bureau of Alcohol, Tobacco and Firearms) and Environmental Permits regarding a change in control solely to the extent required for the exercise of remedies under the Security Documents, which will be given to the applicable Governmental Authority on or prior to the date by which such notices are due, (b) will not violate any charter, by-laws or organizational documents of the Borrower or any of its Restricted Subsidiaries, (c) will not violate any applicable law or regulation (including any Environmental Law or Mining Law) or any order of any Governmental Authority (including any Environmental Permit or Mining Permit), (d) will not violate or result in a default under any indenture, lease (including any Mining Lease), agreement or other instrument binding upon the Borrower or any of its Restricted Subsidiaries or any of their respective properties, or give rise to a right thereunder to require the Borrower or any of its Restricted Subsidiaries to make any payment, except in each case referred to in clause (c) or (d) to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect and (e) will not result in the creation or imposition of any Lien (other than Liens described in Section 6.02(i)-(x) of the Credit Agreement) on any property of the Borrower or any of its Restricted Subsidiaries.

(c)                        The representations and warranties of each Credit Party set forth in Article 3 of the Credit Agreement and in the other Loan Documents are true and correct (or, in the case of any representation

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and warranty that is not by its express terms limited by a materiality or “Material Adverse Effect” exception or qualifier, true in all material respects) on and as of the Amendment Effective Date (other than with respect to any representation and warranty that expressly relates to an earlier date, in which case such representation and warranty is true and correct as of such earlier date).

(d)                       After giving effect to the Amendments and the transactions contemplated thereby, no Default has occurred and is continuing.

SECTION 7.  Reaffirmation.

(a)                       It is the intention of each of the parties hereto (including each Guarantor) that each of the Existing Credit Agreement and the Existing Security Agreement be amended so as to preserve the perfection and priority of all security interests securing indebtedness and obligations under the Existing Credit Agreement and Existing Security Agreement and the guarantees thereof and all Debt and obligations of the Credit Parties under the Credit Agreement shall be secured by the Security Documents and that this Amendment does not constitute a novation of obligations and liabilities existing under the Existing Credit Agreement.

(b)                       Each Credit Party hereby (i) confirms that each Loan Document (including without limitation the Security Agreement as so amended) to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Secured Obligations, as the case may be, and (ii) confirms that it has granted to the Administrative Agent for the benefit of the Secured Parties a continuing lien on and security interest in and to such Credit Party’s right, title and interest in, to and under all Collateral as collateral security for the prompt payment and performance in full when due of the Secured Obligations (whether at stated maturity, by acceleration or otherwise).

SECTION 8.  Conditions to Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (the date on which all of such conditions shall first be satisfied, the “Amendment Effective Date”):

(a)           The Administrative Agent shall have received from the Borrower, the Required Lenders and the Administrative Agent either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page) that such party has signed a counterpart of this Amendment.

(b)           The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Amendment and any other legal matters relating to the Credit Parties and the Loan Documents, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(c)            The Administrative Agent shall have received a certificate dated as of the Amendment Effective Date, and signed by a Vice President or Financial Officer of the Borrower, certifying that (i) the representations and warranties set forth in Section 5 of this Amendment are true as of the Amendment Effective Date, (ii) after giving effect to the Amendments and the transactions contemplated thereby, no Default or Event of Default has occurred and is

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continuing and (iii) the conditions set forth in this Section 8 have been satisfied on and as of the Amendment Effective Date (other than conditions that are subject to the satisfaction of the Agent).

(d)           The Credit Parties shall have paid, or have caused to be paid, all out-of-pocket expenses of the Administrative Agent in connection with this Amendment (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Credit Party under the Loan Documents.

(e)            Since December 31, 2011, there has been no Material Adverse Effect.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding.

SECTION 9.  Effect of Amendment.  (a) Except as expressly set forth herein or in the Credit Agreement, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Credit Agreement or any other Loan Document in similar or different circumstances.

(b)                       On and after the Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document shall be deemed a reference to the Credit Agreement as amended by this Amendment.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 10.  Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 11.  Costs and Expenses.  The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 12.  Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page to this Amendment by telecopy or pdf by email will be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 13.  Headings.  Section headings herein are included for convenience of reference only and are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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SECTION 14.  Severability.  If any provision of this Amendment or any other Loan Document is invalid, illegal or unenforceable in any jurisdiction then, to the fullest extent permitted by law, (i) such provision shall, as to such jurisdiction, be ineffective to the extent (but only to the extent) of such invalidity, illegality or unenforceability, (ii) the other provisions of the Loan Documents shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Lender Parties in order to carry out the intentions of the parties thereto as nearly as may be possible and (iii) the invalidity, illegality or unenforceability of any such provision in any jurisdiction shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

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CLOUD PEAK ENERGY RESOURCES LLC, as Borrower

By:	/s/ Michael Barrett
Name:
Title:

ANTELOPE COAL LLC
CABALLO ROJO LLC
CABALLO ROJO HOLDINGS LLC
CLOUD PEAK ENERGY SERVICES COMPANY
CLOUD PEAK ENERGY FINANCE CORP.
CLOUD PEAK ENERGY LOGISTICS LLC
CORDERO MINING LLC
CORDERO MINING HOLDINGS LLC
CORDERO OIL AND GAS LLC
KENNECOTT COAL SALES LLC
NERCO LLC
NERCO COAL LLC
NERCO COAL SALES LLC
PROSPECT LAND AND DEVELOPMENT LLC
RESOURCE DEVELOPMENT LLC
SEQUATCHIE VALLEY COAL CORPORATION
SPRING CREEK COAL LLC
WESTERN MINERALS LLC,
ARROWHEAD I LLC,
ARROWHEAD II LLC,
ARROWHEAD III LLC,
YOUNGS CREEK HOLDINGS I LLC,
YOUNGS CREEK HOLDINGS II LLC,
YOUNGS CREEK MINING COMPANY, LLC,
as Guarantors

By:	/s/ Michael Barrett
Name:
Title:

[Signature page to Credit Agreement Amendment]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender and as Administrative Agent

By:	/s/ Stephen B. King
Name: Stephen B. King
Title: VP

[Signature page to Credit Agreement Amendment]

Name of Lender:

BANK OF AMERICA, N.A.,
as Lender

By:	/s/ Adam H. Fey
Name: Adam H. Fey
Title: Director

[Signature page to Credit Agreement Amendment]

THE BANK OF NOVA SCOTIA,
as Lender

By:	/s/ Ray Clarke
Name: Ray Clarke
Title: Managing Director

By:	/s/ Stephen MacNeil
Name: Stephen MacNeil
Title: Associate

[Signature page to Credit Agreement Amendment]

Name of Lender:

CITIBANK, N.A.,
as Lender

By:	/s/ Raymond G. Dunning
Name: RAYMOND G. DUNNING
Title: VICE PRESIDENT

[Signature page to Credit Agreement Amendment]

COMERICA BANK,
as Lender

By:	/s/ Fatima Arshad
Name: Fatima Arshad
Title: Vice President

[Signature page to Credit Agreement Amendment]

Name of Lender:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Lender

By:	/s/ Mike McIntyre
Name: Mike McIntyre
Title: Director

[For Lenders requiring a second signature:]

By:	/s/ Blake Wright
Name: Blake Wright
Title: Managing Director

[Signature page to Credit Agreement Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender:

By:	/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Vice President

By:	/s/ Patrick L. Freytag
Name: Patrick L. Freytag
Title: Associate

[Signature page to Credit Agreement Amendment]

Name of Lender:

GOLDMAN SACHS BANK USA,
as Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

[Signature page to Credit Agreement Amendment]

Name of Lender:

JPMORGAN CHASE BANK, N.A.,
as Lender

By:	/s/ Gitanjali Pundir
Name: Gitanjali Pundir
Title: Vice President

[For Lenders requiring a second signature:]

By:
Name:
Title:

[Signature page to Credit Agreement Amendment]

Name of Lender:

MORGAN STANLEY BANK, N.A.,
as Lender

By:	/s/ Dmitriy Barskiy
Name: Dmitriy Barskiy
Title: Authorized Signatory

[Signature page to Credit Agreement Amendment]

Name of Lender:

NATIXIS NEW YORK BRANCH,
as Lender

By:	/s/ Michael D. Peist
Name: Michael D. Peist
Title: Managing Director

By:	/s/ Paul Molsselin
Name: Paul Molsselin
Title: Vice President

[Signature page to Credit Agreement Amendment]

Name of Lender:

THE NORTHERN TRUST COMPANY,
as Lender

By:	/s/ Molly Drennan
Name: Molly Drennan
Title: Vice President

[Signature page to Credit Agreement Amendment]

Name of Lender:

PNC Bank, NATIONAL ASSOCIATION,
as Lender

By:	/s/ Richard C. Munsick
Name: Richard C. Munsick
Title: S.V.P.

[For Lenders requiring a second signature:]

By:
Name:
Title:

[Signature page to Credit Agreement Amendment]

Name of Lender:

RAYMOND JAMES BANK, N.A.,
as Lender

By:	/s/ Scott G. Axelrod
Name: Scott G. Axelrod
Title: Vice President

[For Lenders requiring a second signature:]

By:
Name:
Title:

[Signature page to Credit Agreement Amendment]

ROYAL BANK OF CANADA,
as Lender

By:	/s/ Kristan Spivey
Name: Kristan Spivey
Title: Authorized Signatory

[Signature page to Credit Agreement Amendment]

Name of Lender:

UMB BANK, N.A. (FKA UMB BANK COLORADO, N.A.
as Lender

By:	/s/ Debbie A. Wright
Name: Debbie A. Wright
Title: Senior Vice President

[For Lenders requiring a second signature:]

By:
Name:
Title:

[Signature page to Credit Agreement Amendment]

Name of Lender:

WELLS FARGO BANK N.A.,
as Lender

By:	/s/ Suzanne Ridenhour
Name: Suzanne Ridenhour
Title: Director

[For Lenders requiring a second signature:]

By:
Name:
Title:

[Signature page to Credit Agreement Amendment]

EXHIBIT A

Amendment No. 1 to Security Agreement

(see attached)

[Signature page to Credit Agreement Amendment]